UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 14, 2004

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)



       Kentucky                         1-13661                  61-1137529
       --------                         -------                  ----------
 (State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
                    (Address of principal executive offices)


                                 (502) 582-2571
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. ELECTION OF DIRECTOR.

On December 15, 2004, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing the appointment of Carl G. Herde to the Company's Board of Directors on December 14, 2004. Herde will serve as the Audit Committee Financial Expert.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        C.        Exhibits

                   99.1      Press Release dated December 15, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 15, 2004           S.Y. BANCORP, INC.

                                    By:   /s/ Nancy B. Davis
                                         Nancy B. Davis, Executive Vice
                                         President, Treasurer and Chief
                                         Financial Officer